UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

March 14, 2019

Date of Report (Date of Earliest Event Reported)

LIFE STORAGE, INC.

LIFE STORAGE LP

(Exact Name of Registrant as Specified in Its Charter)

Maryland (Life Storage, Inc.)	1-13820	16-1194043

Delaware (Life Storage LP)	0-24071	16-1481551
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6467 Main Street

Williamsville, New York 14221

(Address of Principal Executive Offices)

(716) 633-1850

(Registrants’ Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Life Storage, Inc.:

Emerging growth company ☐

Life Storage LP:

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Life Storage, Inc. ☐

Life Storage LP ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 14, 2019, the Board of Directors (the “Board”) of Life Storage, Inc. (the “Company”) increased the number of directors on the Board from eight (8) to nine (9) and elected Joseph V. Saffire, the Company’s Chief Executive Officer, to the Board. Mr. Saffire was elected with a term expiring at the Company’s 2019 Annual Meeting of Shareholders (the “2019 Annual Meeting”). The 2019 Annual Meeting will be held on May 30, 2019 and the record date for such meeting has been set as April 2, 2019. The number of directors to be elected at the 2019 Annual Meeting shall be nine (9).

Mr. Saffire, age 49, has served as Chief Executive Officer of the Company since March 1, 2019 and served as Chief Investment Officer of the Company from November 1, 2017 to March 1, 2019. Prior to joining the Company, Mr. Saffire served as Executive Vice President and Head of Commercial Banking of First Niagara Bank from April 2014 until September 2016 and served as an Executive Vice President and Head of Global Banking for Europe, the Middle East and Africa of Wells Fargo Bank from 2012 to 2014. Prior to 2012, Mr. Saffire served in various management capacities for over 20 years with HSBC Bank plc., including serving as Chief Operating Officer and Head of International Corporate and Commercial Banking in Germany from 2010 to 2012 and Executive Vice President and Regional President – Corporate and Commercial Banking in the United States from 2007 to 2010.

The law firm of Phillips Lytle LLP has represented the Company since its inception and is currently representing the Company and various joint ventures in which the Company has an ownership interest. Frederick G. Attea, a partner of Phillips Lytle LLP, married Mr. Saffire’s mother-in-law in September 2017. Phillips Lytle LLP’s legal fees for services rendered to the Company and to the various joint ventures in which the Company has an ownership interest totaled $2,108,142 in 2018.

There are no arrangements or understandings between Mr. Saffire and any other person pursuant to which he was elected as director of the Company, and except as set forth above, there are no transactions that would require disclosure under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrants have duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIFE STORAGE, INC.

Date: March 15, 2019	By	/s/ Andrew J. Gregoire
		Name:	Andrew J. Gregoire
		Title:	Chief Financial Officer

LIFE STORAGE LP

Date: March 15, 2019	By: LIFE STORAGE HOLDINGS, INC., as General Partner

	By	/s/ Andrew J. Gregoire
		Name:	Andrew J. Gregoire
		Title:	Chief Financial Officer